August 1, 2016

Ziegler FAMCO Covered Call Fund
Class A	CACLX
Class C	CCCLX
Institutional Class	CICLX
Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information dated January 31, 2016, as supplemented

The Ziegler FAMCO Covered Call Fund (the “Fund”) is a series of Trust for Advised Portfolios (the “Trust”)

Effective August 1, 2016, Ziegler Capital Management, LLC (“Ziegler”), investment adviser to the Fund, is pleased to announce that Ziegler has entered into an arrangement with 1919 Investment Counsel, LLC (“1919”) to give Fund shareholders the ability to exchange shares to and from the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund and the 1919 Maryland Tax‑Free Income Fund (the “1919 Funds”).  Exchanges may be completed within the same share class and are generally not permitted between different share classes.  Ziegler and 1919 are both wholly owned subsidiaries of Stifel Financial Corp., a financial services holding company.  This new exchange privilege with the 1919 Funds does not affect the investment objectives or principal investment strategies of the Fund, which remain unchanged, or the manner in which the Fund is managed.

The exchange privilege is a convenient way for you to purchase shares in three other funds in order, for example, to respond to changes in your financial goals or market conditions.  Before exchanging into a 1919 Fund, please read the 1919 Fund’s summary prospectus.  A summary prospectus for each 1919 Fund accompanies this supplement. To obtain a 1919 Fund statutory prospectus and/or Statement of Additional Information, and the necessary exchange authorization forms, please call the Funds’ Transfer Agent at 1-844-828-1919 or visit the 1919 Funds’ website at www.1919funds.com.

This exchange privilege does not constitute an offering or recommendation on the part of Ziegler of an investment in any 1919 Fund.

Please note the following changes to the Summary Prospectus, Prospectus and Statement of Additional Information for the Ziegler FAMCO Covered Call Fund.

Page 5 of the Summary Prospectus is revised to state the following:
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares for shares of another Ziegler Fund or another retail fund advised by 1919 Investment Counsel, LLC (together, the “1919 Funds”) on any business day by written request via mail to the 1919 Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-844 828-1919, by wire transfer, or through a financial intermediary. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Page 15 of the Prospectus is revised to state the following:
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares for shares of another Ziegler fund or another retail fund advised by 1919 Investment Counsel, LLC (together the “1919 Funds”) on any business day by written request via mail to the 1919 Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-844 828-1919, by wire transfer, or through a financial intermediary. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Page 37 of the Prospectus is revised to state the following:
Sales Charges – Covered Call Fund Class A shares
You buy Covered Call Fund Class A shares at the offering price, which is the net asset value per share next determined after your order is received, plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Covered Call Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Covered Call Fund Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a Rule 12b‑1 distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25%  of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.75
$25,000 but less than $50,000	5.00	5.26	5.00
$50,000 but less than $100,000	4.50	4.71	4.50
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5 million[1]	-0-	-0-	1.00
$5 million but less than $15 million[1]	-0-	-0-	0.50
$15 million or more[1]	-0-	-0-	0.25
[1]
The Adviser may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Adviser may retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Page 47 of the Prospectus is revised to state the following:
Signature Guarantees
•          If a change of address was received by the Transfer Agent within the last 30 calendar days; and

Page 48 of the Prospectus is revised to state the following:
Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Ziegler Fund for shares of other Ziegler Funds and other retail funds advised by 1919 Investment Counsel LLC (together, the “1919 Funds”) in the Trust.  However, you should note the following:

•	Exchanges may only be made between like share classes;
•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•	Before exchanging into another Ziegler Fund or 1919 Fund, read a description of the Fund in its Prospectus;
•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held, subject to certain limitations on deductibility of losses;
•	Exchanges are exempt from the redemption fee
•	The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;
•	If you accepted telephone options, you may make a telephone request to exchange your shares for an additional $5 fee
•	You will generally be required to meet the minimum investment requirement for the class of shares of the Ziegler Fund, or 1919 Fund into which your exchange is made, and;
•	You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.

Page 50 of the Prospectus is revised to state the following:
Tools to combat frequent transactions
The Board has adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. Shareholders in any one Ziegler Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is an exchange or redemption out of the Fund followed by an exchange or purchase back into the same Fund. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include imposing a redemption fee on Class A shares of the Covered Call Fund, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Funds believe is consistent with shareholder interests.

Page 1 of the Statement of Additional Information has been revised to state the following:
The Trust
The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, of no par value per share, which may be issued in any number of series.

Page 35 of the Statement of Additional Information is revised to state the following:
Disclosure of Portfolios Holdings
The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of a Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Fund. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

Please contact the Fund at 1-844-828-1919 if you have questions or need assistance. More information regarding the 1919 Funds can be found at www.1919funds.com.

Please retain this supplement and the enclosed 1919 Funds’ Summary Prospectuses  for future reference.